Exhibit 99.1 FOR IMMEDIATE RELEASE Limbach Holdings Reports Second Quarter 2020 Results Second Quarter 2020 Revenue Increases 1.9% over prior year; Gross Margin of 15.0%; Diluted EPS of $0.37; Second Quarter Net Cash Provided by Operating Activities of $18.9 million Conference Call Scheduled for 9:00 am ET on August 14, 2020 PITTSBURGH, PA – August 13, 2020 – Limbach Holdings, Inc. (Nasdaq: LMB) (“Limbach” or the “Company”) today announced its financial results for the quarter ended June 30, 2020. Revenue increased 1.9% from the prior year period to $135.2 million, despite the adverse impact on field activity during the reporting period attributable to the COVID-19 pandemic. Gross margin in the quarter was 15.0%, an increase of 170 basis points as compared to fiscal year 2019. Higher gross profit, together with lower selling, general and administrative expenses, resulted in net income of $2.9 million and Adjusted EBITDA of $8.1 million which reflects Adjusted EBITDA growth of more than three times the prior year period amount. The following are key financial highlights of the second quarter. All comparisons are to the second quarter of 2019, unless noted otherwise.  Construction segment revenue of $105.9 million increased 1.1% driven by growth in the Michigan, Ohio, and Southern California operating regions, offset by revenue declines in the Florida, Eastern and Western Pennsylvania, and New England regions. The revenue declines in the Florida and New England operating regions was mostly due to COVID-19 induced project suspensions, all of which have since been lifted. Service revenue increased 5.0%, also despite COVID-19 induced delays in certain operating regions.  Gross margin increased to 15.0% from 13.3% as a result of a greater contribution from the higher-margin Service segment relative to the Construction segment, and more favorable project pricing on Service work during the period. Construction gross margin increased 133 basis points despite write-downs in the period of $1.5 million, of which approximately half were attributable to the Southern California operating region. Service segment gross margin increased 259 basis points to 27.8%.  SG&A expense in the second quarter decreased to $13.8 million as compared to $17.1 million as the Company responded to the COVID-19 pandemic by implementing a widespread cost reduction program. As a percent of revenue, SG&A expense was 10.2% as compared to 12.9%.  Interest expense was $2.1 million in the second quarter of 2020 as compared to $1.6 million as the Company paid higher interest rates under the Company’s term loan following the closing of a refinancing on April 12, 2019.  Net income in the second quarter was $2.9 million compared with a net loss of $1.3 million. Diluted EPS increased to $0.37 as compared to ($0.17).  Net cash provided by operating activities was $18.9 million in the second quarter, as compared to net cash used in operating activities of $11.5 million.

Limbach Holdings, Inc. Page 2 August 13, 2020  Total backlog at June 30, 2020 was $470.6 million as compared to $534.9 million as of March 31, 2020 and $561.2 million as of December 31, 2019. At June 30, 2020, Construction backlog accounted for $408.8 million of the consolidated total. Service backlog accounted for $61.8 million of the consolidated total. Charlie Bacon, Limbach’s President and Chief Executive Officer, said, “Limbach’s performance in the second quarter reflected the exceptional efforts of our dedicated employees in the midst of a challenging and difficult environment. Despite the distractions resulting from the overwhelming changes occurring around us and a hyper-vigilant focus on safety, we believe the Company generated remarkable operating performance and financial results. These results were depressed by sustained revenue deferrals in our New England and Florida operating regions due to government and customer-mandated project suspensions, all of which have since been lifted. Our Construction results were supported by an emergency project in our Michigan operation, which was completed on an accelerated timeline, while Service experienced further margin expansion which is the result of our continued focus on improved pricing and a more favorable business mix. We also responded swiftly to the changing environment early in the quarter and reduced SG&A expenses wherever possible, driving a $3.3 million reduction as compared to last year’s second quarter. Additionally, a concerted effort to improve working capital management and cash flow generation led to a $38.1 million year-over-year improvement in cash flow from operating activities for the year-to-date period.” Mr. Bacon continued, “As a result of our improved profitability, working capital management and cash flow generation, we have dramatically enhanced the Company’s liquidity position. It will be critical to maintain and build upon that success as we enter the Fall and Winter seasons, and the associated uncertainties of the economic, political and public health environments. I believe the Company is well positioned, however, given the essential nature of our business activities and the diversity of our business model. We are also pleased with the amount and quality of the Construction and Service backlog we are carrying into the second half of 2020. While we did experience a decline in aggregate backlog as compared to March 31 and December 31, as well as some impact to sales activity during the quarter, the margin profile of the work in backlog is more rich as compared to prior periods. We also have approximately $130 million in likely projects for which we are either performing preconstruction work, and/or negotiating contract language, which are not included in backlog and will not be until definitive documentation has been executed. Finally, we are also encouraged by Service sales activity. While sales in the second quarter decreased on a sequential basis, sales increased approximately 50% year-over year, and have increased approximately 51% on a year-to-date basis versus 2019.” “Sales” refers to new work and projects that have been sold and which, in most cases, is reflected in backlog except for work both sold and performed in the same period. Second Quarter 2020 Summary Revenue Second quarter 2020 revenue increased 1.9% to $135.2 million compared to $132.6 million in the prior year period. Revenue for the second quarter of 2019 is “As Recast” to reflect the adoption of ASC Topic 606, which amends the existing accounting standards for revenue recognition and establishes principles for recognizing revenue upon the transfer of promised goods or services to customers based on the expected consideration to be received in exchange for those goods or services. Construction segment revenue increased 1.1%. The principal contributors to the growth in Construction segment revenue were the Michigan, Ohio, and Southern California operating regions, offset by revenue declines in Florida, Eastern and Western Pennsylvania, and New England. The revenue declines in the Florida and New England operating regions were mostly due to COVID-19 impacted project suspensions. Revenue growth in the Service segment increased 5.0%.

Limbach Holdings, Inc. Page 3 August 13, 2020 Gross Profit Total gross margin for the quarter was 15.0% as compared to 13.3% in last year’s second quarter. Gross profit for the second quarter of 2019 is “As Recast” to reflect the adoption of ASC Topic 606. In the current period, gross profit was positively impacted by a greater contribution from the Service segment, which generates higher overall margins, and by improved pricing in the Service segment overall. Gross margin in the Service segment increased to 27.8% compared to 25.2% in the second quarter of 2019. Service segment gross margin increased due to higher pricing across most lines of business. Gross margin in the Construction segment increased to 11.5% from 10.2% as a result of improved execution in most markets, and a high margin project that was booked and completed in the second quarter in the Michigan operating region. Gross profit was negatively impacted by the recognition of net project write- downs of $1.5 million, approximately half of which are related to previously addressed projects in the Southern California region. That net project adjustment was comparable to the net project adjustment recognized in the prior year period which also included write-downs on several projects in the Southern California operating region. SG&A Expense SG&A expense for the second quarter was $13.8 million compared to $17.1 million in the prior year period. The decrease of $3.3 million resulted from expense reduction and cost savings initiatives undertaken early in the second quarter, including temporary and permanent headcount reductions implemented following the widespread outbreak of COVID-19 in the United States. Other expense categories that were positively impacted by the cost reduction initiatives included rent, travel and entertainment, and professional services. As a percent of total revenue, SG&A expense for the second quarter declined to 10.2% from 12.9% in the prior year period. Net Income Net income was $2.9 million compared to a net loss of ($1.3) million in the prior year period. Net loss for the second quarter of 2019 is “As Recast” to reflect the adoption of ASC Topic 606. Net income per basic and diluted share for the second quarter was $0.38 and $0.37, respectively, compared to a net loss per share of ($0.17) for both basic and diluted for the prior year period. Adjusted EBITDA Adjusted EBITDA for the second quarter was $8.1 million as compared to $2.4 million in the prior year period, an increase of 232.8%. Adjusted EBITDA for the second quarter of 2019 is “As Recast” to reflect the adoption of ASC Topic 606. The increase in Adjusted EBITDA was primarily attributable to the increased gross margins in both the Construction and Service segments during the second quarter of 2020, as well as the substantial decrease in SG&A expense. Backlog and Remaining Performance Obligations Total backlog at June 30, 2020 was $470.6 million as compared to $561.2 million as of December 31, 2019. At June 30, 2020, Construction backlog accounted for $408.8 million of the consolidated total, a decrease of 18.9% as compared to December 31, 2019. Service backlog accounted for $61.8 million of the consolidated total, an increase of 8.4% as compared to December 31, 2019. Backlog includes unexercised contract options which are not included in the Company’s remaining performance obligations. At June 30, 2020, remaining performance obligations of the Company's Construction and Service segment contracts were $408.8 million and $46.6 million, respectively. At December 31, 2019,

Limbach Holdings, Inc. Page 4 August 13, 2020 remaining performance obligations of the Company's Construction and Service segment contracts were $504.2 million and $41.9 million, respectively Balance Sheet At June 30, 2020, the Company had current assets of $207.7 million and current liabilities of $164.8 million, representing a current ratio of 1.26x. Working capital was $42.8 million at June 30, 2020, an increase of $4.3 million from December 31, 2019. The Company had no borrowings against its $14.0 million revolving credit facility at June 30, 2020, other than for standby letters of credit totaling $3.5 million. Supplemental Information Although Limbach is not currently reporting its financial results for any periods subsequent to June 30, 2020, management is providing the following unaudited supplemental balance sheet information as of July 31, 2020: Cash $30.3 million Undrawn Revolver Availability $10.5 million Total Liquidity $40.8 million 2020 Guidance The Company announces the following guidance for 2020: Revenue $560 - $600 million Adjusted EBITDA $22 - $24 million In addition to the risks and uncertainties identified under “Forward-Looking Statements,” the Company’s 2020 guidance is estimated based on the assumption that any impact on the Company in the second half of the year from a resurgence of COVID-19 is no more extensive or impactful than what Limbach and the construction industry in the United States experienced in the second quarter of fiscal year 2020. Additionally, the guidance does not assume any resolution of the significant claim opportunities. With respect to projected fiscal year 2020 Adjusted EBITDA, a quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to taxes and other items, which are excluded from Adjusted EBITDA. We expect the variability of this item to have a potentially unpredictable, and potentially significant, impact on our future financial results. Conference Call Details Date: Friday, August 14, 2020 Time: 9:00 a.m. Eastern Time Participant Dial-In Numbers: Domestic callers: (866) 604-1698 International callers: (201) 389-0844 Access by Webcast The call will also be simultaneously webcast over the Internet via the “Investor Relations” section of LMB’s website at www.limbachinc.com or by clicking on the conference call link: An audio replay of the call will be archived on the Company’s website for 365 days.

Limbach Holdings, Inc. Page 5 August 13, 2020 About Limbach Founded in 1901, Limbach is the 12th largest mechanical systems solutions firm in the United States as determined by Engineering News Record. Limbach provides building infrastructure services, with an expertise in the design, installation and maintenance of HVAC and mechanical, electrical, and plumbing systems for a diversified group of commercial and institutional building owners. Limbach employs more than 1,500 employees in 22 offices throughout the United States. The Company’s full life-cycle capabilities, from concept design and engineering through system commissioning and recurring 24/7 service and maintenance, position Limbach as a value-added and essential partner for building owners, construction managers, general contractors and energy service companies. Forward-Looking Statements We make forward-looking statements in this press release within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our earnings, adjusted EBITDA, revenues, expenses, backlog, capital expenditures or other future financial or business performance or strategies, results of operations or financial condition, and in particular statements regarding the timing of the recognition of backlog as revenue, the potential for recovery of cost overruns, and the ability of the Company to successfully remedy the issues that have led to write-downs in various business units. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our most recent annual report on Form 10-K, as well as our subsequent filings on Form 10-Q and Form 8- K, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this press release. Investor Relations: The Equity Group, Inc. Jeremy Hellman, CFA Vice President (212) 836-9626 / jhellman@equityny.com Or Limbach Holdings, Inc. S. Mathew Katz Executive Vice President (212) 201-7006 / matt.katz@limbachinc.com ### #### ###

Limbach Holdings, Inc. Page 6 August 13, 2020 LIMBACH HOLDINGS, INC. Condensed Consolidated Statements of Operations (Unaudited) Three months ended June 30, Six months ended June 30, 2020 2019 2020 2019 (in thousands, except share and per share data) (As Recast) (As Recast) Revenue $ 135,185 $ 132,603 $ 273,957 $ 266,350 Cost of revenue 114,850 114,908 235,398 229,031 Gross profit 20,335 17,695 38,559 37,319 Operating expenses: Selling, general and administrative expenses 13,752 17,079 30,552 33,124 Amortization of intangibles 274 175 417 350 Total operating expenses 14,026 17,254 30,969 33,474 Operating income 6,309 441 7,590 3,845 Other income (expenses): Interest expense, net (2,137) (1,597) (4,295) (2,430) Gain (loss) on disposition of property and (13) 9 17 21 equipment Loss on debt extinguishment — (513) — (513) Gain (loss) on change in fair value of warrant liability (102) (103) 59 (103) Total other expenses (2,252) (2,204) (4,219) (3,025) Income (loss) before income taxes 4,057 (1,763) 3,371 820 Income tax provision (benefit) 1,110 (474) 476 261 Net income (loss) $ 2,947 $ (1,289) $ 2,895 $ 559 Earnings Per Share (“EPS”) Income (loss) per common share: Basic $ 0.38 (0.17) $ 0.37 0.07 Diluted $ 0.37 (0.17) $ 0.37 0.07 Weighted average number of shares outstanding: Basic 7,845,515 7,643,133 7,821,594 7,643,133 Diluted 7,905,368 7,643,133 7,878,246 7,717,484

Limbach Holdings, Inc. Page 7 August 13, 2020 LIMBACH HOLDINGS, INC. Condensed Consolidated Balance Sheets (Unaudited) June 30, December 31, (in thousands, except share and per share data) 2020 2019 ASSETS Current assets Cash and cash equivalents $ 28,829 $ 8,344 Restricted cash 113 113 Accounts receivable, net 101,451 105,067 Contract assets 72,287 77,188 Income tax receivable 665 494 Other current assets 4,340 4,174 Total current assets 207,685 195,380 Property and equipment, net 20,161 21,287 Intangible assets, net 11,894 12,311 Goodwill 6,129 6,129 Operating lease right-of-use assets 19,616 21,056 Deferred tax asset 3,988 4,786 Other assets 530 668 Total assets $ 270,003 $ 261,617 LIABILITIES Current liabilities Current portion of long-term debt $ 6,414 $ 4,425 Current operating lease liabilities 3,681 3,750 Accounts payable, including retainage 66,748 86,267 Contract liabilities 58,624 42,370 Accrued expenses and other current liabilities 29,373 20,057 Total current liabilities 164,840 156,869 Long-term debt 37,521 38,868 Long-term operating lease liabilities 16,502 18,247 Other long-term liabilities 940 763 Total liabilities 219,803 214,747 Commitments and contingencies STOCKHOLDERS’ EQUITY Common stock, $0.0001 par value; 100,000,000 shares authorized, 7,853,377 issued and outstanding at June 30, 2020 and 7,688,958 at December 31, 2019 1 1 Additional paid-in capital 56,992 56,557 Accumulated deficit (6,793) (9,688) Total stockholders’ equity 50,200 46,870 Total liabilities and stockholders’ equity $ 270,003 $ 261,617

Limbach Holdings, Inc. Page 8 August 13, 2020 LIMBACH HOLDINGS, INC. Condensed Consolidated Statements of Cash Flows (Unaudited) Six months ended June 30, 2020 2019 (in thousands) (As Recast) Cash flows from operating activities: Net income $ 2,895 $ 559 Adjustments to reconcile net income to cash provided by (used in) operating activities: Depreciation and amortization 3,140 2,873 Provision for doubtful accounts 27 33 Stock-based compensation expense 435 882 Noncash operating lease expense 2,025 1,818 Amortization of debt issuance costs 1,080 510 Deferred income tax (benefit) provision 798 214 Gain on sale of property and equipment (17) (21) Loss on debt extinguishment — 513 Gain on change in fair value of warrant liability (59) 103 Changes in operating assets and liabilities: Accounts receivable 3,588 (5,737) Contract assets 4,901 (4,476) Other current assets (166) 30,138 Accounts payable, including retainage (19,519) (4,651) Prepaid income taxes (171) 85 Accrued taxes payable (11) 10 Contract liabilities 16,254 (4,686) Operating lease liabilities (2,399) (1,818) Accrued expenses and other current liabilities 9,419 (31,923) Other long-term liabilities 237 (87) Net cash provided by (used in) operating activities 22,457 (15,661) Cash flows from investing activities: Proceeds from sale of property and equipment 64 77 Advances to joint ventures (1) 1 Purchase of property and equipment (660) (1,229) Net cash used in investing activities (597) (1,151) Cash flows from financing activities: Increase in bank overdrafts — 2,783 Payments on Credit Agreement term loan — (14,335) Proceeds from Credit Agreement revolver — 17,500 Payments on Credit Agreement revolver — (17,500) Proceeds from 2019 Revolving Credit Facility 7,250 7,500 Payments on 2019 Revolving Credit Facility (7,250) (7,500) Proceeds from 2019 Refinancing Term Loan, net of debt discount — 38,643

Limbach Holdings, Inc. Page 9 August 13, 2020 Warrants issued in conjunction with the 2019 Refinancing Term Loan — 969 Embedded derivative associated with the 2019 Refinancing Term Loan — 388 Payments on Bridge Term Loan — (7,736) Payments on finance leases (1,285) (1,140) Payments of debt issuance costs — (3,339) Taxes paid related to net-share settlement of equity awards (90) (29) Net cash (used in) provided by financing activities (1,375) 16,204 Increase in cash, cash equivalents and restricted cash 20,485 (608) Cash, cash equivalents and restricted cash, beginning of period 8,457 1,732 Cash, cash equivalents and restricted cash, end of period $ 28,942 $ 1,124 Supplemental disclosures of cash flow information Noncash investing and financing transactions: Right of use assets obtained in exchange for new operating lease liabilities $ — $ 3,022 Right of use assets obtained in exchange for new finance lease liabilities 1,050 1,630 Right of use assets disposed or adjusted modifying operating lease liabilities 586 1,651 Right of use assets disposed or adjusted modifying finance lease liabilities (64) — Interest paid $ 3,250 $ 1,621

Limbach Holdings, Inc. Page 10 August 13, 2020 LIMBACH HOLDINGS, INC. Condensed Consolidated Statements of Operations (Unaudited) Three months ended June 30, Increase/(Decrease) 2019 (in thousands, except for percentages) 2020 (As Recast) $ % Revenue Construction $ 105,937 $ 104,759 1,178 1.1% Service 29,248 27,844 1,404 5.0% Total revenue 135,185 132,603 2,582 1.9% Gross profit: Construction 12,213 10,683 1,530 14.3% Service 8,122 7,012 1,110 15.8% Total gross profit 20,335 17,695 2,640 14.9% Selling, general and administrative expenses: Construction 8,024 11,229 (3,205) (28.5%) Service 5,588 5,335 253 4.7% Corporate 140 515 (375) (72.8%) Total selling, general and administrative expenses 13,752 17,079 (3,327) (19.5%) Amortization of intangibles (Corporate) 274 175 99 56.6% Operating income (loss): Construction 4,189 (546) 4,735 867.2% Service 2,534 1,677 857 51.1% Corporate (414) (690) 276 (40.0%) Total operating income: $ 6,309 $ 441 5,868 1,330.6%

Limbach Holdings, Inc. Page 11 August 13, 2020 LIMBACH HOLDINGS, INC. Condensed Consolidated Statements of Operations (Unaudited) Six months ended June 30, Increase/(Decrease) 2019 (in thousands, except for percentages) 2020 (As Recast) $ % Revenue Construction $ 215,423 209,219 6,204 3.0% Service 58,534 57,131 1,403 2.5% Total revenue 273,957 266,350 7,607 2.9% Gross profit: Construction 23,195 23,599 (404) (1.7%) Service 15,364 13,720 1,644 12.0% Total gross profit 38,559 37,319 1,240 3.3% Selling, general and administrative expenses: Construction 18,200 21,681 (3,481) (16.1%) Service 11,917 10,561 1,356 12.8% Corporate 435 882 (447) (50.7%) Total selling, general and administrative expenses 30,552 33,124 (2,572) (7.8%) Amortization of intangibles (Corporate) 417 350 67 19.1% Operating income (loss): Construction 4,995 1,918 3,077 160.4% Service 3,447 3,159 288 9.1% Corporate (852) (1,232) 380 30.8% Total operating income: $ 7,590 3,845 3,745 97.4%

Limbach Holdings, Inc. Page 12 August 13, 2020 Non-GAAP Financial Measures In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA, a non-GAAP financial measure. We define Adjusted EBITDA as net income (loss) plus depreciation and amortization expense, interest expense, and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes. A reconciliation of net income (loss) to Adjusted EBITDA, the most comparable GAAP measure, is provided below. We refer to our estimated revenue on uncompleted contracts, including the amount of revenue on contracts for which work has not begun, less the revenue we have recognized under such contracts, as “backlog.” Backlog includes unexercised contract options. Reconciliation of Adjusted EBITDA to Net Income (Loss) Three months ended June 30, Six months ended June 30, 2019 2019 (in thousands) 2020 (As Recast) 2020 (As Recast) Net income (loss) $ 2,947 $ (1,289) $ 2,895 $ 559 Adjustments: Depreciation and amortization 1,636 1,460 3,140 2,873 Change in fair value of warrants 102 103 (59) 103 Severance expense -- -- 622 -- Loss on debt extinguishment -- 513 -- 513 Interest expense 2,137 1,597 4,295 2,430 Non-cash stock-based compensation expense 140 515 435 882 Income tax (benefit) provision 1,110 (474) 476 261 Adjusted EBITDA $ 8,072 $ 2,425 $ 11,804 $ 7,621 ### #### ###